Exhibit 77C
          Kemper International Bond Fund
          Form N-SAR for the period ended 12/31/95
          File No. 811-8818
          Page 1


          A special meeting of Registrant's shareholders was held on September 19, 1995. Votes regarding the items submitted to shareholder vote are set forth below.

          Item 1:  Election of the Board of Trustees

                   David W. Belin

                       Vote             Number
                       ----             -----------
                       FOR                   11,111
                       WITHHELD                   0

                   Lewis A. Burnham

                       Vote             Number
                       ----             -----------
                       FOR                   11,111
                       WITHHELD                   0

                   Donald L. Dunaway

                       Vote             Number
                       ----             -----------
                       FOR                   11,111
                       WITHHELD                   0

                   Robert B. Hoffman

                       Vote             Number
                       ----             -----------
                       FOR                   11,111
                       WITHHELD                   0

                   Donald R. Jones

                       Vote             Number
                       ----             -----------
                       FOR                   11,111
                       WITHHELD                   0

                   David B. Mathis

                       Vote             Number
                       ----             -----------
                       FOR                   11,111
                       WITHHELD                   0












          Exhibit 77C
          Kemper International Bond Fund
          Form N-SAR for the period ended 12/31/95
          File No. 811-8818
          Page 2


                   Shirley D. Peterson

                       Vote             Number
                       ----             -----------
                       FOR                   11,111
                       WITHHELD                   0

                   William P. Sommers

                       Vote             Number
                       ----             -----------
                       FOR                   11,111
                       WITHHELD                   0

                  Stephen B. Timbers

                       Vote             Number
                       ----             -----------
                       FOR                   11,111
                       WITHHELD                   0



          Item 2:  Selection of Independent Auditors

                       Vote             Number
                       ----             -----------
                       FOR                   11,111
                       AGAINST                    0
                       ABSTAIN                    0



          Item 3:  New Investment Management Agreement

                       Vote             Number
                       ----             -----------
                       FOR                   11,111
                       AGAINST                    0
                       ABSTAIN                    0




          LKW|W:\FUNDS\NSAR.EXH\KIBFD95.77C|021396